UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2013

ORGANOVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-35996

Delaware	27-1488943
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6275 Nancy Ridge Dr.,

San Diego, California 92121

(Address of principal executive offices, including zip code)

(858) 224-1000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 27, 2013, Organovo Holdings, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Distribution Agreement”) with JMP Securities LLC (the “Sales Agent”). Pursuant to the Distribution Agreement, the Company may offer and sell up to 4,000,000 shares of its common stock (the “Shares”), from time to time through the Sales Agent.

The sales, if any, of the Shares under the Distribution Agreement will be made in “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the NYSE MKT, on any other existing trading market for the Shares or to or through a market maker or other transactions at market prices prevailing at the time of the sale, at prices related to the prevailing market prices or at negotiated prices.

The Company intends to use discretion in initiating sales, if any, under the Distribution Agreement. As previously disclosed, the Company’s employees have surrendered 276,000 shares of common stock to the Company to cover their tax withholdings upon the partial vesting of their outstanding restricted stock unit (RSU) awards. Under the terms of these awards, the Company pays the tax withholdings directly to the Internal Revenue Service (IRS) in an amount equal to the value of the shares surrendered by the employee. Currently, the Company has no provision to resell these surrendered shares to recover the cash outlay. The Company expects, from time to time, to make sales under the Distribution Agreement equal to the number of shares that its employees have surrendered to pay for tax withholdings under their RSU awards. In addition to the 276,000 shares surrendered to date, the Company’s employees may surrender up to an additional 367,000 shares pursuant to the terms of their outstanding RSU awards by the end of calendar 2016.

Other than seeking to recover cash outlays made to the IRS, the Company has no specific plans for sales under the Distribution Agreement at this time. The Company believes, however, that it is important to use all financing tools available to it for the benefit of its stockholders and, as a result, has provided for the flexibility to sell additional shares under the Distribution Agreement. The Company believes that it is in the best interests of its stockholders to have the flexibility to raise additional capital under favorable market conditions to support its efforts to build long-term stockholder value. There are a number of potential benefits to raising funds through the Distribution Agreement, including minimizing dilution by avoiding the share price discounts, greater banking fees and the potential for share price degradation that can result from raising capital through private or public offerings.

The Company intends to use the proceeds raised through any “at the market” sales for general corporate purposes, such as the initiation of research and development programs in new tissue areas, the execution of preclinical or clinical studies to advance its understanding of surgically implanted bioprinted tissues, the development and commercialization of its products and the potential acquisition of complementary businesses, products or technologies. Because its bioprinting technology platform technology can be used in many new areas, the Company believes that additional investments in new efforts offers the potential to increase long-term stockholder value. The Company believes that, while some stockholders may react viscerally to the potential for additional dilution, the rational view is that dilution that is opportunistic and intended for the purposes of taking advantage of new opportunities can be strongly accretive to long-term stockholder value.

The Shares sold in the offering will be issued pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-189995) previously filed with the Securities and Exchange Commission (the “SEC”), in accordance with the provisions of the Securities Act, as supplemented by a prospectus supplement dated November 27, 2013, which the Company filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act.

Each time the Company wishes to issue and sell Shares under the Distribution Agreement, the Company will notify the Sales Agent by delivery of a placement notice. Pursuant to the Distribution Agreement, the Company can designate the maximum dollar amount of Shares to be sold through the Sales Agent, the time period during which sales are requested to be made, the minimum pricing for the Shares to be sold and other sales limitations as set forth in the placement notice. Subject to the terms and conditions of the Distribution Agreement and any placement notice, the Sales Agent will use its commercially reasonable efforts to sell the Shares on the Company’s behalf. The Company or the Sales Agent, upon notice to the other party, may suspend the offering of the Shares under Distribution Agreement.

The Distribution Agreement provides that the Company will pay the Sales Agent a fee, not to exceed, in the aggregate, 3.0% of the gross sales price of any Shares sold through the Sales Agent. The Company also agreed to reimburse the Sales Agent for certain expenses incurred in connection with entering into the Distribution Agreement. The Distribution Agreement contains customary representations, warranties and agreements of the Company and the Sales Agent and customary conditions to completing future sale transactions, indemnification rights and obligations of the parties and termination provisions.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any Shares, nor shall there be any sale of the Shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The opinion of the Company’s counsel regarding the validity of the Shares that will be issued pursuant to the Distribution Agreement is filed herewith as Exhibit 5.1.

The Distribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Distribution Agreement and the transactions contemplated thereby is qualified in its entirety by reference to Exhibit 10.1.

Safe Harbor Statement

Any statements contained in this Current Report that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, risks and uncertainties relating to the Company’s ability to develop, market and sell products based on its technology; the expected benefits and efficacy of the Company’s products and technology; the market acceptance for the Company’s products, and the risks related to the Company’s business, research, product development, regulatory approval, marketing and distribution plans and strategies. These and other factors are identified and described in more detail in the Company’s filings with the SEC, including its prospectus supplement filed with the SEC on November 27, 2013, its report on Form 10-Q filed November 8, 2013 and its transition report on Form 10-KT filed with the SEC on May 24, 2013. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion and Consent of DLA Piper LLP (US).

10.1	Equity Distribution Agreement, dated November 27, 2013, between Organovo Holdings, Inc. and JMP Securities LLC.

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANOVO HOLDINGS, INC.

Date: November 27, 2013	/s/ Keith Murphy
Keith Murphy
Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

5.1	Opinion and Consent of DLA Piper LLP (US).

10.1	Equity Distribution Agreement, dated November 27, 2013, between Organovo Holdings, Inc. and JMP Securities LLC.

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).